                                                   -------------------

                                                       Hansberger
                                     [LOGO]        -------------------
                                                      Institutional
                                                         Series
                                                   -------------------

                    SEMI-ANNUAL REPORT
                    June 30, 2001
                    International Value Fund
                    Emerging Markets Fund

                            LETTER TO SHAREHOLDERS

Hansberger Institutional Series
International Value Fund
Emerging Markets Fund

July 16, 2001

Dear Fellow Shareholder:

   After a weak first quarter, equity markets began to rally early-on in the second quarter of 2001. Global equity markets gave up much of their gains by the end of the second quarter, after appreciating nearly 10% from the lows established in March 2001. While the aggressive interest rate cuts by the US Federal Reserve have instilled some confidence in the US equity markets and raised hopes of an early economic recovery, the market seems to have lost faith in the ability of the Euro-zone countries' central bankers to lead their economies into a period of sustainable growth. Negative news from Germany and France and a short honeymoon with the policies of Prime Minister Koizumi in Japan, caused the larger international markets to surrender much of the gains they enjoyed early in the second quarter. Coupled with the weakening of their currencies, the overall US dollar returns for the MSCI EAFE benchmark were - 0.87% compared to +6.3% for the Dow Jones Industrial Averages and +5.52% for the S&P 500. The US dollar, when measured against a basket of currencies, is now nearing a 15-year high.

   Even though the central bank of the United Kingdom has matched much of the cuts in interest rates initiated by the US Federal Reserve, concerns that the recently re-elected Blair administration will accelerate integration with the Euro-zone have weighed on the British pound and limited the performance of the UK equity markets. In the Asia-Pacific region, Australia, buoyed by natural resource stocks and a strengthened currency, performed well in the second quarter.

   On a sector basis, fears over the downturn in technology - on the backburner for a few weeks - have been re-ignited. Profit warnings from leading software services companies and cash calls from some of the global telecom companies led to another recent sell-off in these sectors. This disillusionment with the technology, media and telecommunications stocks has not helped "old economy" stocks. However, the consumer staples and energy sectors have been a shelter from the storm. Financials, which had their bad days during the end of the first quarter, have seen a rebound to better levels. Lower levels of economic activity have caused the shares of companies in the capital goods and consumer discretionary sectors to lose some of their earlier gains.

   Oil prices - the wild card in the economic pack for 2001 - have softened a bit as seasonal winter demand has receded, and overall global demand remains subdued due to lower levels of economic activity. The price of oil has softened to US $26 per barrel and is expected to stay above the US $25 per barrel mark for the remainder of 2001 (Oil previously reached a low of US $11 per barrel in December 1998 and later peaked at US $36 per barrel in August
2000).

   In the developed markets, our sector approach still helps us to identify value in Europe and the UK at the expense of Japan. While recent economic data suggests that Europe's economy is slowing and confidence at the business and consumer level is waning, we are more comfortable with this "cyclical risk" than with the "structural risk" in Japan. In Europe, we remain encouraged about the long-term impact of corporate restructuring and the responsiveness of corporate managements to focus on shareholder value and the generation of positive economic returns for shareholders. UK and Europe-based financials, consumer discretionary and industrial sectors continue to be our largest allocations. While the risk in these sectors is largely related to a slowdown in Europe's economic growth, we believe that much of the potential weakness in the economy is well reflected in the valuations of these stocks.

   In Japan, we remain concerned about the political and corporate will to implement change. Because the risk in Japan is "structural" as opposed to "cyclical" it is difficult for us to be bullish on this country, despite improving valuations over the past several years. While our database contains several Japanese companies where we believe valuations are compelling, in most cases we cannot answer the important question of "what is the catalyst for change and when will it occur?" Until this question can be answered, it is difficult for us to justify an overweight allocation to this country.

   In the developing markets, we are encouraged by economic progress in China and we anticipate that Hong Kong will play a key part in China's continued development. We are also optimistic about Korea because of recent positive structural changes in that country. We are cautious in Latin America, specifically in Argentina and Brazil, however we are optimistic about Mexico and its recent emergence as an attractive foreign direct investment destination.

   Our stock selection process continues to be performed on a sector basis where the geographical location of a company is typically a by-product of our investment process. Our analysts continue to look for value in well-run companies hurt by short-term considerations. Although bottom-up in approach, we continue to monitor macro-economic trends while considering events that may affect the companies in which we invest either due to their geographical location or due to the sectors in which they operate.

   We thank you for the confidence that you have placed in us and look forward to meeting with you to discuss your account at your convenience.

                                      For the Hansberger Institutional Series
                                      Thomas L. Hansberger, CFA
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL VALUE FUND

Market conditions during the six months ended June 30, 2001

   Most major stock markets fell in the first half of 2001 as economic growth forecasts were lowered for key geographical regions and corporate earnings estimates were downgraded for many industry sectors. In the US, unemployment figures bounced off of their 2000 lows portending a slow-down in consumer spending. Capital investment forecasts were also lowered--especially those related to the technology sector, which has been an important driver of economic growth for the past few years. The reduction of income tax and interest rates, expected to stimulate personal and corporate spending, failed to significantly lift the economy or the stock market, as investors questioned their sufficiency and timing.

   Most European equity markets also continued their decline in first half of this year as GDP growth remained anemic, especially in the major markets of France and Germany, and earnings estimates were reduced for major companies. European telecommunication stocks were hit especially hard as providers issued equity to service debt loads strained by recent capital expenditures. Share prices for technology companies also fell as the respective companies dealt with overcapacity and dropping demand in the corporate and retail sectors. For US investors, the drop in value of European stocks was exacerbated by the decline in the euro, which dropped over 10% during the first six months of the year.

   The Japanese market receded in the first half of the year. Some of this decline is attributable to a lack of confidence in Junichiro Koizumi's ability to reform the financial sector and stimulate the Japanese economy. In addition, many Japanese technology companies suffered from the global decline in the TMT (technology, media and telecommunication) industries. US investors were further penalized by the weakness in the yen, which dropped 9% versus the dollar during the first six months of 2001.

Fund performance during the six months ended June 30, 2001

   The Fund's total return for the six months ended June 30, 2001 was -9.89% versus MSCI EAFE Index return of -14.40% and the MSCI All Country World Index
(ACWI) Free Ex USA return of -13.26%. Some of the strongest positive contributors to performance were emerging market stocks, particularly those located in Russia, Korea and Mexico, and involved in the materials, energy sources and telecommunications industries. Many of the Fund's UK defensive holdings--in food retailing, food and pharmaceuticals--contributed positively to performance. Pharmaceutical stocks on the European Continent and in Japan, however, were negative contributors. The Fund's underweight position in Japan buffered it somewhat from the deterioration in the yen, although performance of individual stocks in that market was mixed--the lower yen helped exporters but many technology names were still under pressure. The lower Euro penalized the US returns of the Fund's holdings, although several European consumer discretionary stocks, such as appliance, media and apparel companies, were up in the first half.

Market Outlook

   The correction in equity markets has discounted, in many cases, a slower growing economy. As such, any signs of accelerating growth in the US and Europe may feed quickly into increasing stock prices in industrial and consumer discretionary stocks. The Fund is overweight in both of these sectors versus the MSCI All Country World Index (ACWI) Free Ex USA Index and would benefit from such a scenario. The conditions for a recovery in the Japanese economy and the Japanese market are not favorable. The Fund remains underweight Japan but has invested in many Japanese companies that operate in the global marketplace or that are exporters. Generally, these companies would benefit from improving GDP growth in Europe and the US.

   Thank you for your interest and investment in the International Value Fund. The analysts and portfolio managers at Hansberger Global Investors look forward to continuing to serve you utilizing our fundamental, value, disciplined investment approach.

                                      For the International Value Fund Team
                                      Lauretta A. ("Retz") Reeves, CFA
                                      Managing Director of Research
                                      Hansberger Global Investors, Inc.

                                  [GRAPH]

                   Change in value of a $10,000 Investment
         in the Hansberger International Value Fund vs. MSCI EAFE Index
                       and the MSCI ACWI Free Ex USA
                              1/1/97-6/30/01

                   Hansberger               MSCI ACWI
                 International  MSCI EAFE    Free Ex
                  Value Fund      Index        USA

     12/31/96       10,000       10,000       10,000
      1/31/97       10,178        9,652
      2/28/97       10,366        9,813
      3/31/97       10,247        9,851
      4/30/97       10,326        9,905
      5/31/97       10,642       10,552
      6/30/97       11,087       11,136       11,270
      7/31/97       11,413       11,319
      8/31/97       10,894       10,476
      9/30/97       11,354       11,065
     10/31/97       10,376       10,217
     11/30/97        9,881       10,115
     12/31/97        9,854       10,206       10,204
      1/31/98        9,924       10,675
      2/28/98       10,578       11,362
      3/31/98       11,112       11,715
      4/30/98       11,132       11,810
      5/31/98       10,669       11,756
      6/30/98       10,065       11,847       11,426
      7/31/98       10,113       11,970
      8/31/98        8,315       10,490
      9/30/98        8,002       10,171
     10/31/98        8,871       11,234
     11/30/98        9,214       11,812
     12/31/98        9,165       12,281       11,680
      1/31/99        9,145       12,247
      2/28/99        8,828       11,958
      3/31/99        9,431       12,460
      4/30/99       10,657       12,968
      5/31/99       10,351       12,303
      6/30/99       11,035       12,786       12,515
      7/31/99       11,133       13,169
      8/31/99       11,112       13,220
      9/30/99       10,846       13,356
     10/31/99       11,133       13,859
     11/30/99       11,245       14,343
     12/31/99       11,845       15,633       15,290
      1/31/00       11,329       14,643
      2/29/00       10,978       15,040
      3/31/00       11,711       15,626
      4/30/00       10,906       14,806
      5/31/00       10,731       14,448
      6/30/00       11,226       15,016       14,781
      7/31/00       10,965       14,389
      8/31/00       11,058       14,517
      9/30/00       10,623       13,813
     10/31/00       10,177       13,490
     11/30/00       10,001       12,987
     12/31/00       10,601       13,451       12,983
       6/1/01        9,553       11,514       11,262

-------------------------------------------------------------------
                                         Total Return
-------------------------------------------------------------------
                Hansberger                 MSCI EAFE    MSCI ACWI
Time Period     International Value Fund   Index        Free Ex USA
-------------------------------------------------------------------
Six Months              (9.89)%            (14.40)%     (13.26)%
-------------------------------------------------------------------
One Year               (14.91)%            (23.32)%     (23.81)%
-------------------------------------------------------------------
Average Annual
Since Inception
(12/30/96)              (1.01)%               3.18%        2.68%
-------------------------------------------------------------------

This graph compares the Fund's performance with the MSCI Europe Australasia Far East ("EAFE") Index and the MSCI All Country World Index (ACWI) Free Ex USA. These indices are broad-based unmanaged indices that represent the general performance of international equity markets. Total returns for the Fund and the indices include reinvestment of all dividends and capital gains. Dividends in the indices are reinvested gross of withholding taxes. The indices do not include commissions or fees that an investor purchasing the securities in these indexes would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the indexes are similar to those of the Fund, the securities owned by the Fund and those composing the indexes are likely to be different, and any securities that the Fund and the indices have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the indices.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Market conditions during the six months ended June 30, 2001

   Emerging markets started the year with a bang and rose by double digits in the first month. The excitement proved to be short-lived as increasing evidence of a global slowdown in economic activity, generally weaker international markets and the effects of crises in Turkey, Argentina and Brazil, caused most markets to decline from their January highs. Furthermore, the high correlation levels with the world's developed markets, particularly the tech heavy Nasdaq, continued to pressure the emerging markets, since the developed markets were weak during the first six months of this year. As a group, the performance of emerging markets as measured by the MSCI Emerging Markets Free Index was negative during the first quarter of the year declining by -5.44%. The index rebounded in the second quarter and posted a positive 4.01% return, which resulted in an accumulated return of -1.64% for the six month period. These results mean that emerging markets outperformed most of the world's developed markets during the first half of 2001. The MSCI World Index declined by -10.36% during the same six month period, while the MSCI EAFE Index (Europe, Australasia and the Far East) declined by -14.40%. Other more popular indices such as the S&P 500 and the Nasdaq also posted large negative performances during the first half of 2001 (-7.26% and -12.52%, respectively).

   In Asia, China's progress continues to be notable and almost daily we hear about new companies relocating their factories to China. Over the next few years, we believe Chinese capital markets will see a host of listings as companies race to secure financing. Hong Kong's role in this process is assured as the gateway to, and service-center for, China. The continuing structural changes in Korea, whereby the inefficient chaebols have been largely dismantled, compel us to maintain a fairly good exposure to some of the leading companies in that country. Taiwan continues to be a difficult market, and hence our lower weight there, as we believe there will be implications for the economy as it moves up the value chain, given China's surging manufacturing base. China ranks third as the preferred emigration destination for Taiwanese behind the US and Australia/NZ. One source of concern going forward is the yen's weakness and its implication for Asian exporters. We believe the vast structural changes undertaken and the adjustments of the Asian-bloc currencies since the crisis of four years ago, coupled with the growing domestic markets, will help offset the negative competitive impact of a weakened Japanese currency.

   In the EMEA region, Russia once again turned in a stellar performance, helped by the resilience of oil prices. Although the price of oil has softened from its peak of $36/barrel to the current $26/barrel, and despite slower economic activity around the world, analysts believe that oil prices will remain above $25/barrel for the rest of the year. Aside from Russia, the other two countries showing positive returns in the region were South Africa and Jordan. Turkey had a nice rebound in the second quarter, which was not surprising considering it had lost approximately 45% during the first quarter on the back of the devalued lira. However, we remain cautious in Turkey and will look for opportunities on a very selective basis, mindful that the impact from February's currency devaluation will need to be seasoned before it can be fully evaluated. South Africa was helped by the performance of some of its mining companies.

   Many of the issues surrounding Latin America relate to ongoing problems in Argentina and Brazil. Argentina's introduction of a separate exchange rate regime for its current and capital accounts created questions in the minds of investors accustomed to the confidence that its currency board instilled. While the economic leadership under Minister Cavallo attempts to restore confidence, the government has a rough path ahead to navigate through a myriad of issues, such as high unemployment and fiscal imprudence, that are plaguing the economy. Brazil's energy crisis, caused in part by nature and in part by inadequate planning, has had an impact on growth and will continue to negatively affect economic activities until the crisis is resolved. Coupled with this is the fallout from a heightened Argentinean risk premium; Brazil's once bright economic outlook may be in jeopardy. Among the major Latin American countries, Mexico stood out head and shoulders above the rest. Domestic political stability, and its emergence as an attractive foreign direct investment destination, has helped Mexico to weather much of the storm developing in South America as well as the slowdown in its largest trading partner, the United States.

Fund performance during the six months ended June 30, 2001

   The fund's total return was 0.14% for the six month period ended June 30, 2001 vs. -1.64% for the MSCI Emerging Markets Free Index. Within the asset class, Latin America and EMEA outperformed Asia. Russia, Mexico and

Korea showed the best returns for the period, while India, Brazil and Israel posted the worst semi-annual results. In terms of our sector exposure, materials and energy, two sectors where we have an overweight exposure, contributed strongly to performance. Telecommunication stocks were once again the worst performing group.

Market Outlook

   Some of the themes we mentioned in previous letters have materialized as we expected, with an important impact on the markets. Mexico's integration with the US, Russia's tough stance on fiscal controls and increased productivity following the devaluation of the ruble in 1998, and China's economic progress have made these some of the best performing markets this year and some of the most attractive opportunities going forward. The emerging markets asset class has shown resilience in the face of a sharp slowdown in global economic growth and developed markets performance, and while correlation does exist as a natural by-product of globalization and capital movement, nonetheless, emerging markets are showing signs that 2001 is shaping up to be an important inflection point. We believe our value discipline in identifying investment opportunities will reward investors who adopt a long-term approach to investments.

                                      For the Emerging Markets Fund Team
                                      Thomas L. Hansberger, CFA
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                                    [GRAPH]

                    Change in value of a $10,000 Investment
 in the Hansberger Emerging Markets Fund vs. MSCI Emerging Markets Free Index
                               1/1/97 - 6/30/01

                 Hansberger    MSCI
                 Emerging      EMF
                 Markets Fund  Index

     12/30/96      10,000      10,000
      1/31/97      10,375      10,682
      2/28/97      10,623      11,140
      3/31/97      10,356      10,847
      4/30/97      10,375      10,866
      5/31/97      10,603      11,177
      6/30/97      11,215      11,775
      7/31/97      11,947      11,951
      8/31/97      11,334      10,430
      9/30/97      11,483      10,719
     10/31/97       9,753       8,960
     11/30/97       8,647       8,633
     12/31/97       8,489       8,841
      1/31/98       7,720       8,148
      2/28/98       8,579       8,999
      3/31/98       8,759       9,389
      4/30/98       8,679       9,287
      5/31/98       7,570       8,014
      6/30/98       6,671       7,173
      7/31/98       6,701       7,401
      8/31/98       4,754       5,261
      9/30/98       4,934       5,595
     10/31/98       5,553       6,184
     11/30/98       6,152       6,698
     12/31/98       5,924       6,601
      1/31/99       6,004       6,495
      2/28/99       5,793       6,558
      3/31/99       6,405       7,422
      4/30/99       7,668       8,340
      5/31/99       7,627       8,292
      6/30/99       8,630       9,233
      7/31/99       8,229       8,982
      8/31/99       8,098       9,064
      9/30/99       7,397       8,757
     10/31/99       7,688       8,943
     11/30/99       8,389       9,745
     12/31/99       9,822      10,985
      1/31/00       9,472      11,050
      2/29/00       9,452      11,196
      3/31/00       9,853      11,251
      4/30/00       8,860      10,184
      5/31/00       8,329       9,763
      6/30/00       8,790      10,107
      7/31/00       8,610       9,587
      8/31/00       8,830       9,634
      9/30/00       7,798       8,793
     10/31/00       7,257       8,156
     11/30/00       6,635       7,443
     12/31/00       6,993       7,622
       6/1/01       7,003       7,497
------------------------------------------------------------------------------
                                 Total Return
------------------------------------------------------------------------------
                      Hansberger                   MSCI Emerging
Time Period           Emerging Markets Fund        Markets Free Index
------------------------------------------------------------------------------
Six Months             0.14%                        (1.64)%
------------------------------------------------------------------------------
One Year              (20.33)%                     (25.82)%
------------------------------------------------------------------------------
Average Annual
Since Inception
(12/30/96)             (7.61)%                      (6.20)%
------------------------------------------------------------------------------


This graph compares the Fund's performance with the MSCI Emerging Markets Free Index, a broad-based unmanaged index that represents the performance of equities of companies which are available to foreign investors and which are domiciled in developing markets. Total returns for the Fund and the index include reinvestment of all dividends and capital gains. Dividends in the index are reinvested gross of withholding taxes. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

 Hansberger International Value Fund

 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks -- 96.6%
            Belgium - 1.1%
    112,000 Fortis (B) Co........................................   $  2,702,188
                                                                    ------------
            Brazil - 2.0%
    113,000 Companhia Vale do Rio Doce S.A. ADR..................      2,621,600
    143,000 Tele Norte Leste Participacoes S.A. .................      2,182,180
                                                                    ------------
                                                                       4,803,780
                                                                    ------------
            China - 1.4%
    640,000 China Mobile Ltd. (a)................................      3,380,600
                                                                    ------------
            Finland - 2.4%
    373,100 Metso Oyj............................................      4,137,606
     68,000 TietoEnator Oyj......................................      1,513,970
                                                                    ------------
                                                                       5,651,576
                                                                    ------------
            France - 12.1%
    158,100 Alstom S.A. .........................................      4,397,968
     65,600 Axa (a)..............................................      1,868,708
     36,000 BNP Paribas S.A. ....................................      3,132,912
     34,000 Cap Gemini S.A. .....................................      2,475,312
     30,600 Compagnie de Saint Gobain S.A. ......................      4,157,661
     22,000 Groupe Danone........................................      3,018,967
     20,000 Pechiney S.A., Class A...............................      1,015,860
     48,000 Schneider Electric S.A. .............................      2,653,426
     22,500 TotalFinaElf S.A. ...................................      3,150,436
    284,492 Usinor S.A. .........................................      2,983,967
                                                                    ------------
                                                                      28,855,217
                                                                    ------------
            Germany - 8.4%
     83,400 Aididas-Salomon AG (a)...............................      5,055,123
     62,900 BASF AG..............................................      2,465,382
     53,616 Bayerische Hypo-und Vereinsbank AG...................      2,625,732
     74,600 E. on AG.............................................      3,877,572
      1,194 Jenoptik AG..........................................         26,179
     24,650 SAP AG...............................................      3,399,309
     89,000 Volkswagen AG PFD....................................      2,712,346
                                                                    ------------
                                                                      20,161,643
                                                                    ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Greece - 1.0%
    175,000 Hellenic Telecommunications Organization S.A. .......   $  2,287,378
                                                                    ------------
            Hong Kong - 4.7%
    304,727 HSBC Holdings plc....................................      3,604,075
    268,500 Hutchison Whampoa Ltd. ..............................      2,710,887
  1,260,000 SmarTone Telecommunications Holdings Ltd. ...........      1,453,883
    910,500 Wing Hang Bank Ltd. .................................      3,472,829
                                                                    ------------
                                                                      11,241,674
                                                                    ------------
            Hungary - 1.5%
     38,000 Gedeon Richter Rt. ..................................      2,117,399
    105,000 Matav Rt. ADR........................................      1,569,750
                                                                    ------------
                                                                       3,687,149
                                                                    ------------
            Ireland - 1.0%
    250,140 Bank of Ireland......................................      2,477,545
                                                                    ------------
            Italy - 3.9%
  1,071,000 Banca Nazionale del Lavoro S.p.A. ...................      3,354,624
    278,500 ENI S.p.A. ..........................................      3,395,004
    927,180 Parmalat Finanziaria S.p.A. (a)......................      2,472,448
                                                                    ------------
                                                                       9,222,076
                                                                    ------------
            Japan - 14.0%
    556,000 Asahi Kasei Corp., Ltd. .............................      2,335,516
    117,000 Daiichi Pharmaceutical Co., Ltd. ....................      2,705,880
    290,000 Hitachi, Ltd. .......................................      2,847,810
     78,000 Honda Motor Co., Ltd. ...............................      3,426,510
     22,000 Mabuchi Motor Co., Ltd. .............................      2,253,878
    153,000 Matsushita Electric Industrial Co., Ltd. ............      2,394,132
        546 Mizuho Holding, Inc. ................................      2,538,619
     51,300 Nihon Unisys, Ltd. ..................................        440,437
     35,000 Promise Co., Ltd. ...................................      2,884,284
     13,000 Rohm Co., Ltd. ......................................      2,019,640
    222,000 Sankyo Co., Ltd. ....................................      4,004,168
     19,000 Sony Corp. ..........................................      1,248,948

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks (continued)
            Texas (continued)
    433,000 Sumitomo Trust & Banking Co., Ltd. ..................   $  2,724,799
     32,300 TDK Corp. ...........................................      1,504,373
                                                                    ------------
                                                                      33,328,994
                                                                    ------------
            Korea - 2.0%
    127,000 Kookmin Bank.........................................      1,704,075
     38,200 Pohang Iron & Steel Co., Ltd. .......................      3,054,825
                                                                    ------------
                                                                       4,758,900
                                                                    ------------
            Mexico - 2.4%
    114,000 Cemex S.A. de C.V. ADR...............................      3,021,000
     80,000 Telefonos de Mexico S.A., Class L ADR................      2,807,200
                                                                    ------------
                                                                       5,828,200
                                                                    ------------
            Netherlands - 4.0%
    207,000 ABN AMRO Holding N.V. ...............................      3,888,484
    240,839 Royal KPN N.V. ......................................      1,366,011
    156,100 Wolters Kluwer N.V. .................................      4,195,650
                                                                    ------------
                                                                       9,450,145
                                                                    ------------
            Norway - 1.4%
    320,400 Petroleum Geo-Services A/S (a).......................      3,243,714
                                                                    ------------
            Russia - 1.4%
     70,000 LUKoil Holdings ADR..................................      3,357,564
                                                                    ------------
            Spain - 2.3%
    381,000 Banco Santander Central Hispano S.A. ................      3,451,131
    299,000 Telefonica Moviles S.A. (a)..........................      2,019,885
                                                                    ------------
                                                                       5,471,016
                                                                    ------------
            Sweden - 4.3%
    143,920 ABB Ltd. ............................................      2,117,132
    315,400 Electrolux AB........................................      4,364,204
    661,574 Nordea AB (NDA) (a)..................................      3,801,284
                                                                    ------------
                                                                      10,282,620
                                                                    ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Switzerland - 7.1%
     17,270 Nestle S.A. .........................................   $  3,670,584
     91,600 Novartis AG, (Registered) (a)........................      3,315,295
     46,600 Roche Holding AG (a).................................      3,357,648
     14,635 Swisscom AG..........................................      3,485,105
      9,486 Zurich Financial Services AG.........................      3,235,363
                                                                    ------------
                                                                      17,063,995
                                                                    ------------
            Taiwan - 0.5%
    667,800 Taiwan Semiconductor Manufacturing Co., Ltd. (a).....      1,241,336
                                                                    ------------
            United Kingdom - 17.7%
    330,800 Boots Co. plc........................................      2,799,852
  1,006,813 British Airways plc..................................      4,877,558
    425,000 British Telecommunications plc.......................      2,675,418
    167,274 Cable & Wireless plc.................................        985,280
    112,200 GlaxoSmithKline plc..................................      3,160,225
    571,000 Great Universal Stores plc...........................      4,893,188
    660,000 Kingfisher plc.......................................      3,576,167
    151,800 Lloyds TSB Group plc.................................      1,521,044
    540,000 Nycomed Amersham plc.................................      3,916,482
  1,573,478 Rolls-Royce plc......................................      5,196,354
    130,500 Royal Bank of Scotland Group plc.....................      2,879,882
    129,571 Royal Bank of Scotland Group plc, value shares (a)...        161,490
    134,000 Standard Chartered plc (a)...........................      1,719,168
    471,000 Unilever plc.........................................      3,973,223
                                                                    ------------
                                                                      42,335,331
                                                                    ------------
            Total -- Common Stocks
             (Cost $253,745,692).................................    230,832,641
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 2001 (Unaudited)

   Face                                   Value
  Amount                                (Note A1)
---------------------------------------------------
            U.S. Government Obligations - 3.3%
            U.S. Treasury Bill - 3.3%
$8,057,000  09/20/01, 3.57%
             (Cost $7,995,553)...      $  7,995,553
                                       ------------
            TOTAL INVESTMENTS -- 99.9%
            (Cost $261,741,245).......  238,828,194
            Other Assets and
              Liabilities (Net) --
              0.1%....................      191,041
                                       ------------
            NET ASSETS --
             100%..................... $239,019,235
                                       ============

(a)  Non-income producing securities
ADR  American Depositary Receipt
                             Sector Diversification

                               % of
                               Net
                              Assets Market Value
-------------------------------------------------
Financials                     23.6  $ 56,459,123
Consumer Discretionary         13.3    31,866,268
Industrials                    12.5    29,791,583
Telecom. Services              10.1    24,212,690
Health Care                     9.5    22,577,097
Materials                       7.3    17,498,150
Consumer Staples                6.7    15,935,074
Information Technology          6.5    15,468,366
Energy                          5.5    13,146,718
Government Obligations          3.3     7,995,553
Utilities                       1.6     3,877,572
                              -----  ------------
 Total Investments             99.9   238,828,194
Other Assets and Liabilities
 (Net)                          0.1       191,041
                              -----  ------------
 Net Assets                   100.0  $239,019,235
                              =====  ============

The accompanying notes are an integral part of the financial statements.

 Hansberger Emerging Markets Fund

 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                                      Value
   Shares                                                           (Note A1)
-------------------------------------------------------------------------------

            Common Stocks - 94.1%
            Argentina - 1.2%
    217,502 Perez Companc S.A. ADR..............................   $  2,936,277
                                                                   ------------
            Brazil - 9.8%
    100,000 Companhia Brasileira de Distribuicao Grupo Pao de
             Acucar ADR.........................................      2,321,000
    291,900 Companhia Vale do Rio Doce S.A. ADR.................      6,772,080
    134,500 Petroleo Brasileiro S.A. ADR (a)....................      3,497,000
    213,949 Tele Celular Sul Participacoes S.A. ADR.............      4,321,770
    239,365 Tele Norte Leste Participacoes S.A. ADR.............      3,652,710
    145,500 Unibanco--Uniao de Bancos Brasileiros S.A. GDR......      3,702,975
                                                                   ------------
                                                                     24,267,535
                                                                   ------------
            China - 8.0%
  1,530,000 China Mobile Ltd....................................      8,081,746
 24,700,000 China Petroleum & Chemical Corp.....................      4,940,126
     60,000 Huaneng Power International, Inc. ADR...............      1,447,200
 37,234,000 Sinopec Shanghai Petrochemical Co., Ltd. (a)........      5,442,032
                                                                   ------------
                                                                     19,911,104
                                                                   ------------
            Croatia - 1.9%
    415,000 Pliva d.d. GDR (b)..................................      4,694,563
                                                                   ------------
            Czech Republic - 1.6%
    454,999 Komercni Banka A.S. GDR (a).........................      4,072,241
                                                                   ------------
            Egypt - 1.3%
    230,000 Commercial International Bank.......................      2,035,659
    127,800 Commercial International Bank GDR (a)(b)............      1,131,145
                                                                   ------------
                                                                      3,166,804
                                                                   ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Greece - 1.9%
    351,666 Hellenic Telecommunications Organization S.A.........   $  4,596,533
                                                                    ------------
            Hong Kong - 10.8%
    694,428 HSBC Holdings plc....................................      8,213,157
    707,700 Hutchison Whampoa Ltd................................      7,145,231
  4,226,000 SmarTone Telecommunications Holdings Ltd. (a)........      4,876,279
  1,741,500 Wing Hang Bank Ltd...................................      6,642,430
                                                                    ------------
                                                                      26,877,097
                                                                    ------------
            Hungary - 3.6%
     91,000 Gedeon Richter Rt. ..................................      5,070,613
    252,365 Matav Rt. ADR........................................      3,772,857
                                                                    ------------
                                                                       8,843,470
                                                                    ------------
            India - 5.7%
    820,000 Gujarat Ambuja Cements Ltd. GDR (b)..................      3,198,000
     49,600 Infosys Technologies Ltd. ADR........................      3,224,000
    501,000 Larsen & Toubro Ltd. GDR (b).........................      5,097,675
  1,965,000 Tata Engineering & Locomotive GDR (b)................      2,613,057
                                                                    ------------
                                                                      14,132,732
                                                                    ------------
            Israel - 0.7%
    371,722 Partner Communications Co., Ltd. ADR (a).............      1,776,831
                                                                    ------------
            Korea - 12.0%
    492,275 Kookmin Bank GDR (b).................................      6,605,543
    290,000 Korea Electric Power (KEPCO) Corp....................      5,396,386
    101,000 Korea Telecom Corp...................................      4,038,447
    409,000 Pohang Iron & Steel Co., Ltd. ADR....................      8,065,480
     37,842 Samsung Electronics Co...............................      5,586,823
                                                                    ------------
                                                                      29,692,679
                                                                    ------------
            Malaysia - 3.4%
  5,891,000 Road Builder (M) Holdings Bhd........................      5,766,979

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                            Value
   Shares                                                 (Note A1)
---------------------------------------------------------------------

            Common Stocks (continued)
            Maylaysia (continued)
  5,100,000 Technology Resources Industries Bhd. (a)..   $  2,630,526
                                                         ------------
                                                            8,397,505
                                                         ------------
            Mexico - 12.2%
    246,271 Cemex S.A. de C.V. ADR....................      6,526,182
  1,470,000 Grupo Financiero Banamex Accival S.A.
             (a)......................................      3,805,336
     83,000 Grupo Televisa S.A. GDR (a)..................   3,320,830
  1,200,000 Kimberly-Clark de Mexico S.A. de C.V......      3,554,524
    958,000 Nueva Grupo Mexico S.A. (a)..................   2,500,051
    177,000 Panamerican Beverages, Inc................      3,593,100
    110,400 Telefonos de Mexico S.A., Class L, ADR....      3,873,936
    114,000 Wal-Mart de Mexico S.A. de C.V. ADR (a)...      3,086,105
                                                         ------------
                                                           30,260,064
                                                         ------------
            Poland - 2.8%
    888,000 Polski Koncern Naftowy Orlen S.A..........      3,935,581
    691,300 Telekomunikacja Polska S.A. GDR (b).......      3,068,335
                                                         ------------
                                                            7,003,916
                                                         ------------
            Russia - 8.2%
    120,000 LUKoil Holdings ADR.......................      5,755,824
    184,300 Mobile Telesystems ADR (a)...................   5,049,820
    950,100 Mosenegro ADR.............................      3,714,891
    445,800 Surgutneftegaz ADR........................      5,701,782
                                                         ------------
                                                           20,222,317
                                                         ------------
            Singapore - 1.2%
    412,380 DBS Group Holdings Ltd. ..................      3,032,872
                                                         ------------
            South Africa - 1.3%.......................
  1,400,000 Old Mutual plc............................      3,213,741
                                                         ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Taiwan - 4.3%
  5,616,000 Chinatrust Commercial Bank (a).......................   $  3,931,037
  1,750,000 Taiwan Semiconductor Manufacturing Co., Ltd. (a).....      3,252,977
  2,596,400 United Microelectronics Corp. (a)....................      3,446,282
                                                                    ------------
                                                                      10,630,296
                                                                    ------------
            Thailand - 2.2%
    520,000 Advanced Info Service Public Co., Ltd. (a)...........      5,539,005
                                                                    ------------
            Total -- Common Stocks
             (Cost $237,122,377).................................    233,267,582
                                                                    ------------
   No. of
  Warrants
            Warrants - 0.0%
            Mexico - 0.0%
     10,820 Cemex S.A., Warrants, expiring 12/13/02 (a)
             (Cost $18,935)......................................         25,156
                                                                    ------------
    Face
   Amount
--------------------------------------------------------------------------------
            U.S. Government Obligations - 3.3%
            U.S. Treasury Bill - 3.3%
 $8,332,000 9/20/01, 3.57% (Cost $8,268,228).....................      8,268,228
                                                                    ------------
            TOTAL INVESTMENTS -- 97.4%
             (Cost $245,409,540).................................    241,560,966
            Other Assets and Liabilities
             (Net) -- 2.6%.......................................      6,408,602
                                                                    ------------
            NET ASSETS --
             100%................................................   $247,969,568
                                                                    ============

(a)  Non-income producing securities
(b)  144A Security - Certain conditions for public sale may exist.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 2001 (Unaudited)


                             Sector Diversification

                                     % of
                                     Net      Market
                                    Assets    Value
-------------------------------------------------------
Financials                           21.6  $ 53,531,367
Telecom Services                     22.3    55,278,795
Materials                            14.5    36,083,505
Energy                               10.8    26,766,590
Information Technology                6.3    15,510,082
Industrials                           4.4    10,864,654
Utilities                             4.3    10,558,477
Healthcare                            3.9     9,765,176
Consumer Discretionary                3.6     9,019,992
Government Obligations                3.3     8,268,228
Consumer Staples                      2.4     5,914,100
                                    -----  ------------
 Total Investments                   97.4   241,560,966
Other Assets and Liabilities (Net)    2.6     6,408,602
                                    -----  ------------
 Net Assets                         100.0  $247,969,568
                                    =====  ============

The accompanying notes are an integral part of the financial statements.

 Statements of Assets and Liabilities

 June 30, 2001 (Unaudited)


                                                  International
                                                      Value        Emerging
                                                      Fund       Markets Fund
                                                  -------------  ------------
ASSETS:
Investments, at Cost -- see accompanying
 portfolios...................................... $261,741,245   $245,409,540
                                                  ============   ============
Investments, at Value (Note A1).................. $238,828,194   $241,560,966
Cash.............................................       30,911        271,895
Dividends Receivable.............................    1,274,880      1,264,522
Receivable for Investments Sold..................           --      5,204,500
Receivable for Fund Shares Sold..................           --          6,069
Deferred Organization Costs (Note A5)............        5,243          7,215
Other Assets.....................................        1,791          5,578
                                                  ------------   ------------
 Total Assets....................................  240,141,019    248,320,745
                                                  ------------   ------------
LIABILITIES:
Payable for Investments Purchased................      863,954         65,059
Investment Advisory Fees Payable (Note B)........      135,907        171,873
Administration Fees Payable......................       31,991         30,001
Custodian Fees Payable...........................       11,781         37,951
Professional Fees Payable........................       13,371         16,197
Accrued Expenses and Other Liabilities...........       64,780         30,096
                                                  ------------   ------------
 Total Liabilities...............................    1,121,784        351,177
                                                  ------------   ------------
Net Assets....................................... $239,019,235   $247,969,568
                                                  ============   ============
NET ASSETS CONSIST OF:
Paid-in Capital.................................. $262,631,313   $262,201,358
Undistributed Net Investment Income..............    3,253,743      2,482,646
Accumulated Net Realized Loss....................   (3,906,638)   (12,861,661)
Unrealized Appreciation (Depreciation) of
 Investments and Foreign Currency Translations...  (22,959,183)    (3,852,775)
                                                  ------------   ------------
Net Assets....................................... $239,019,235   $247,969,568
                                                  ============   ============
Shares of Beneficial Interest Outstanding
 (unlimited authorization, no par value).........   25,994,197     35,549,998
                                                  ============   ============
Net Asset Value Per Share........................ $       9.20   $       6.98
                                                  ============   ============

The accompanying notes are an integral part of the financial statements.

 Statements of Operations

 Six Months Ended June 30, 2001 (Unaudited)

                                                   International   Emerging
                                                       Value        Markets
                                                       Fund          Fund
                                                   -------------  -----------
Investment Income:
Dividends......................................... $  4,267,230   $ 4,243,000
Interest..........................................      196,268       218,097
 Less: Foreign Taxes Withheld.....................     (392,342)      (87,325)
                                                   ------------   -----------
 Total Income.....................................    4,071,156     4,373,772
                                                   ------------   -----------
Expenses:
Investment Advisory Fees (Note B):
 Basic Fees.......................................      973,117     1,306,864
 Less: Fees Waived................................      (44,499)     (150,277)
                                                   ------------   -----------
Investment Advisory Fees -- Net...................      928,618     1,156,587
Administration Fees...............................      152,462       155,119
Custodian Fees....................................       65,624       132,186
Professional Fees.................................       32,137        34,398
Registration and Filing Fees......................        8,819        25,090
Shareholder Reports...............................       16,820        16,200
Trustees' Fees and Expenses (Note E)..............        6,733         6,894
Amortization of Organization Costs (Note A5)......        4,786        18,041
Foreign Tax Fees..................................      191,693            --
Miscellaneous Expenses............................       23,643        25,182
                                                   ------------   -----------
Net Expenses......................................    1,431,335     1,569,697
                                                   ------------   -----------
Net Investment Income.............................    2,639,821     2,804,075
                                                   ------------   -----------
Net Realized Gain (Loss):
Security Transactions.............................    3,028,255    (4,407,182)
Foreign Currency Transactions.....................     (357,919)      (42,565)
                                                   ------------   -----------
 Net Realized Gain (Loss).........................    2,670,336    (4,449,747)
                                                   ------------   -----------
Net Unrealized Appreciation (Depreciation) on:
Investments.......................................  (29,247,839)    1,699,172
Foreign Currency Translations.....................        7,487         7,465
Translation of Other Assets and Liabilities
 Denominated in Foreign Currency..................      (59,887)      (30,484)
                                                   ------------   -----------
 Net Unrealized Appreciation (Depreciation) during
  the period......................................  (29,300,239)    1,676,153
                                                   ------------   -----------
Net Realized Gain (Loss) and Unrealized
 Appreciation (Depreciation)......................  (26,629,903)   (2,773,594)
                                                   ------------   -----------
Net Increase (Decrease) in Net Assets Resulting
 from Operations.................................. $(23,990,082)  $    30,481
                                                   ============   ===========

The accompanying notes are an integral part of the financial statements.

 Statements of Changes in Net Assets


                                                  International Value Fund
                                             ----------------------------------
                                             Six Months Ended
                                              June 30, 2001      Year Ended
                                               (Unaudited)    December 31, 2000
                                             ---------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income.......................   $  2,639,821     $  3,184,259
Net Realized Gain (Loss)....................      2,670,336       (7,527,560)
Net Unrealized Depreciation.................    (29,300,239)     (32,731,043)
                                               ------------     ------------
Net Decrease in Net Assets Resulting from
 Operations.................................    (23,990,082)     (37,074,344)
                                               ------------     ------------
Distributions:
Net Investment Income.......................             --       (1,756,718)
                                               ------------     ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold...................     41,005,971       26,155,913
Net Asset Value on Reinvestment of
 Distributions..............................        428,172        1,594,288
Cost of Shares Redeemed.....................    (26,090,309)    (108,437,162)
Transaction Fees............................         80,858          587,193
                                               ------------     ------------
Increase (Decrease) in Net Assets from
 Capital Share Transactions.................     15,424,692      (80,099,768)
                                               ------------     ------------
Net Decrease in Net Assets..................     (8,565,390)    (118,930,830)

Net Assets:
 Beginning of Period........................    247,584,625      366,515,455
                                               ------------     ------------
 End of Period..............................   $239,019,235     $247,584,625
                                               ============     ============
 Undistributed Net Investment Income
  Included in End of Period Net Assets......   $  3,253,743     $    613,922
                                               ============     ============

The accompanying notes are an integral part of the financial statements.

 Statements of Changes in Net Assets


                                                    Emerging Markets Fund
                                              ----------------------------------
                                              Six Months Ended
                                               June 30, 2001      Year Ended
                                                (Unaudited)    December 31, 2000
                                              ---------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income.......................    $  2,804,075     $    736,566
Net Realized Gain (Loss)....................      (4,449,747)       7,342,813
Net Unrealized Appreciation (Depreciation)..       1,676,153     (112,347,694)
                                                ------------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..................          30,481     (104,268,315)
                                                ------------     ------------
Distributions:
Distributions in Excess of Net Investment
 Income.....................................              --         (261,684)
                                                ------------     ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold...................       9,972,962       30,154,665
Net Asset Value on Reinvestment of
 Distributions..............................         251,348          251,348
Cost of Shares Redeemed.....................     (11,423,659)     (27,599,171)
Transaction Fees............................         128,882          526,642
                                                ------------     ------------
Increase (Decrease) in Net Assets from
 Capital Share Transactions.................      (1,070,467)       3,333,484
                                                ------------     ------------
Net Decrease in Net Assets..................      (1,039,986)    (101,196,515)

Net Assets:
 Beginning of Period........................     249,009,554      350,206,069
                                                ------------     ------------
 End of Period..............................    $247,969,568     $249,009,554
                                                ============     ============
 Distributions in Excess of Net Investment
  Income Included in End of Period Net
  Assets....................................    $  2,482,646     $   (321,429)
                                                ============     ============

The accompanying notes are an integral part of the financial statements.

 Financial Highlights

 For a Share Outstanding Throughout Each Period

                          Six Months                        International Value Fund
                             Ended      -----------------------------------------------------------------
                           June 30,      Year Ended   Year Ended   Year Ended   Year Ended   Period Ended
                             2001       December 31, December 31, December 31, December 31,  December 31,
                          (Unaudited)       2000         1999         1998         1997         1996*+
                          -----------   ------------ ------------ ------------ ------------  ------------
Net Asset Value,
 Beginning of Period....   $  10.21       $  11.49     $   8.97     $   9.79     $  10.12       $10.12
                           --------       --------     --------     --------     --------       ------
Income from Investment
 Operations:
Net Investment Income...       0.10           0.13         0.13         0.14         0.10           --
Net Realized and
 Unrealized Gain
 (Loss).................      (1.11)         (1.34)        2.50        (0.81)       (0.25)          --
                           --------       --------     --------     --------     --------       ------
 Total from Investment
  Operations............      (1.01)         (1.21)        2.63        (0.67)       (0.15)          --
                           --------       --------     --------     --------     --------       ------
Less Distributions from:
Net Investment Income...         --          (0.07)       (0.11)       (0.11)       (0.08)          --
In Excess of Net
 Investment Income......         --             --           --           --           -- ++        --
Capital Gains...........         --             --           --        (0.04)       (0.10)          --
                           --------       --------     --------     --------     --------       ------
 Total Distributions....         --          (0.07)       (0.11)       (0.15)       (0.18)          --
                           --------       --------     --------     --------     --------       ------
Net Asset Value, End of
 Period.................   $   9.20       $  10.21     $  11.49     $   8.97     $   9.79       $10.12
                           ========       ========     ========     ========     ========       ======
Total Return............      (9.89)%       (10.58)%      29.35%       (6.96)%      (1.46)%       0.00 %
Ratios and Supplemental
 Data:
Net Assets, End of
 Period (in Thousands)..   $239,019       $247,585     $366,515     $280,493     $186,559       $4,296
Ratio of Expenses to
 Average Net Assets
 (1)....................       1.00%**        1.00%        1.00%        1.00 %       1.00 %       1.00 %**
Ratio of Net Investment
 Income to
 Average Net Assets
 (1)....................       2.12%**        1.07%        1.31%        1.82 %       1.84 %       3.50 %**
Portfolio Turnover
 Rate...................         26%            71%          51%          32 %         14 %          0 %
--------------------------
(1) Effect of voluntary
    expense limitation
    during the period:
 Ratio of Expenses to
  Average Net Assets....       1.19%**        1.04%        1.03%        1.10 %       1.29 %      77.13 %**
 Ratio of Net Investment
  Income
  (Loss) to Average Net
  Assets................       2.09%**        1.03%        1.28%        1.72 %       1.55 %     (72.63)%**

 * The Fund commenced operations on December 30, 1996.
** Annualized.
 + The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.
++ Amount represents less than $0.01 per share.
The accompanying notes are an integral part of the financial statements.

 Financial Highlights

 For a Share Outstanding Throughout Each Period

                          Six Months                          Emerging Markets Fund
                             Ended       ----------------------------------------------------------------
                           June 30,       Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                             2001        December 31, December 31, December 31, December 31, December 31,
                          (Unaudited)        2000         1999         1998         1997        1996*+
                          -----------    ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....   $   6.97        $   9.80     $   5.91     $   8.50     $ 10.12       $10.12
                           --------        --------     --------     --------     -------       ------
Income from Investment
 Operations:
Net Investment Income...       0.08            0.02         0.03         0.04        0.05           --
Net Realized and
 Unrealized Gain
 (Loss).................      (0.07)          (2.84)        3.86        (2.61)      (1.58)          --
                           --------        --------     --------     --------     -------       ------
 Total from Investment
  Operations............       0.01           (2.82)        3.89        (2.57)      (1.53)          --
                           --------        --------     --------     --------     -------       ------
Less Distributions from:
Net Investment Income...         --              --           --        (0.02)      (0.07)          --
In Excess of Net
 Investment Income......         --           (0.01)          --           --++        --           --
Capital Gains...........         --              --           --           --       (0.02)          --
                           --------        --------     --------     --------     -------       ------
 Total Distributions....         --           (0.01)          --        (0.02)      (0.09)          --
                           --------        --------     --------     --------     -------       ------
Net Asset Value, End of
 Period.................   $   6.98        $   6.97     $   9.80     $   5.91     $  8.50       $10.12
                           ========        ========     ========     ========     =======       ======
Total Return............       0.14 %        (28.80)%      65.82%      (30.20)%    (15.11)%       0.00 %
Ratios and Supplemental
 Data:
Net Assets, End of
 Period
 (in Thousands).........   $247,970        $249,010     $350,206     $142,671     $36,720       $5,233
Ratio of Expenses to
 Average Net Assets(1)..       1.25 %**        1.25 %       1.25%        1.25 %      1.50 %       1.50 %**
Ratio of Net Investment
 Income to
 Average Net Assets(1)..       2.23 %          0.23 %       0.39%        1.08 %      1.12 %       2.87 %**
Portfolio Turnover
 Rate...................         14 %            70 %         43%          44 %        15 %          0 %
--------------------------
(1) Effect of voluntary
    expense limitation
    during the period:
 Ratio of Expenses to
  Average Net Assets....       1.32 %**        1.33 %       1.36%        1.68 %      2.18 %      65.28 %**
 Ratio of Net Investment
  Income
  (Loss) to Average Net
  Assets................       2.11 %**        0.15 %       0.28%        0.65 %      0.44 %     (60.91)%**

 * The Fund commenced operations on December 30, 1996.
** Annualized.
 + The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.
++ Amount represents less than $0.01 per share.
The accompanying notes are an integral part of the financial statements.

 Notes to Financial Statements

 June 30, 2001 (Unaudited)


Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2001, the Trust was comprised of two separate active, diversified portfolios (individually referred to as a "Fund", collectively as the "Funds"). The International Value Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on December 30, 1996.

The International Value Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States including developing countries. The Emerging Markets Fund seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets.

A. Accounting Policies: The following significant accounting policies are in conformity with accounting principles for investment companies generally accepted in the United States. Such policies are consistently followed by the Trust in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 1. Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities and unlisted foreign securities, are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be done by others.

The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates applicable on that day. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

4. Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

In determining the daily net asset value, the Funds estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of June 30, 2001, the Funds had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, and holding period of such investments and the related tax rates and other such factors. As of June 30, 2001, the Funds had no reserve related to taxes on the repatriation of foreign currencies.

5. Organizational Costs: The organizational costs of the Funds are being amortized on a straight-line basis over a period of five years beginning with each Fund's commencement of operations. Hansberger Global Investors, Inc. has agreed that in the event any of its initial shares in a Fund are re- deemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

6. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of reasonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distributions for the Funds are recorded on the ex-date. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing book and tax treatment for organizational expenses.

 Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain
 (loss) on investments and foreign currency transactions. Undistributed net investment income (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period.

 Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital. Furthermore, differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over- distributions for financial statement purposes are classified as distributions in excess of net investment income or in excess of accumulated net realized gains.

 Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

B. Adviser: Hansberger Global Investors, Inc., (the "Adviser") a wholly-owned subsidiary of Hansberger Group, Inc., provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75% and 1.00% of average daily net assets of the International Value Fund and the Emerging Markets Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios of 1.00% for the International Value Fund and 1.25% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and reimbursements at any time.

C. Administrator: J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company) (the "Administrator"), a subsidiary of The Chase Manhattan Bank, provides the Trust with administrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain employees of J.P. Morgan Investor Services Co. are officers of the Fund.

D. Custodian: The Chase Manhattan Bank serves as the Trust's custodian in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. Trustee Fees: The Trust pays each Trustee, who is not also an officer or affiliated person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Expenses for the period ended June 30, 2001, include legal fees paid to Morgan, Lewis & Bockius LLP. A partner of that firm is a Trustee to the Trust.

F. Purchases and Sales: For the period ended June 30, 2001, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

Fund                                                     Purchases     Sales
----                                                    ----------- -----------
International Value Fund............................... $79,390,266 $62,837,120
Emerging Markets Fund..................................  32,619,905  34,095,323

There were no purchases or sales of long-term U.S. Government securities during the period ended June 30, 2001.

G. Capital Share Transactions: Transactions in fund shares for the periods indicated below:

                              International Value
                                     Fund             Emerging Markets Fund
                            ------------------------  -----------------------
                            Six Months      Year      Six Months      Year
                               Ended        Ended        Ended       Ended
                              6/30/01     12/31/00      6/30/01     12/31/00
                            (Unaudited)   (Audited)   (Unaudited)  (Audited)
                            -----------  -----------  -----------  ----------
Shares sold................  4,554,172     2,486,386   1,470,603    3,463,782
Shares issued on
 reinvestment of
 distributions.............     41,489       148,879      34,573       35,703
Shares repurchased......... (2,842,833)  (10,295,727) (1,699,577)  (3,480,255)
                            ----------   -----------  ----------   ----------
Increase (decrease)........  1,752,828    (7,660,462)   (194,401)      19,230
Fund shares:
Beginning of period ....... 24,241,369    31,901,831  35,744,399   35,725,169
                            ----------   -----------  ----------   ----------
End of period.............. 25,994,197    24,241,369  35,549,998   35,744,399
                            ==========   ===========  ==========   ==========

Shareholders entering after April 1, 1997, are charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The transaction fee is 0.50% for the International Value Fund and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with exchanges from one Fund to another, certain other transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

H. Additional Tax Information: At June 30, 2001, cost, unrealized appreciation, unrealized (depreciation), and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Funds were:

                                                                       Net
                                                                    Unrealized
                                       Unrealized    Unrealized    Appreciation
          Fund               Cost     Appreciation (Depreciation) (Depreciation)
          ----           ------------ ------------ -------------- --------------
International Value
 Fund................... $261,741,245 $16,098,802   $(39,011,853)  $(22,913,051)
Emerging Markets Fund...  245,409,540  33,568,598    (37,417,172)    (3,848,574)

From time to time, certain Funds of the Trust have shareholders that hold a significant portion of a Fund's outstanding shares. Investment activities of these shareholders could have a material impact on those Funds.

At December 31, 2000, the International Value Fund had capital loss carryforwards to offset future capital gains of $394,999 and $6,131,536, which will expire December 31, 2006, and December 31, 2008, respectively. The Emerging Markets Fund had capital loss carryforwards to off set future capital gains of $5,560,701, which will expire December 31, 2006.